Exhibit 99.2

EMPIRE STATE REALTY TRUST
Supplemental Operating and Financial Data
December 31, 2017

Fourth Quarter 2017

Forward-looking Statements

We make forward-looking statements in this supplemental package within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not rely on them as predictions of future events. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections.

You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or similar words or phrases in the positive or negative. In particular, forward looking statements include those pertaining to our capital resources, portfolio performance, dividend policy, results of operations, anticipated growth in our portfolio from operations, acquisitions, and market conditions and demographics.

Forward-looking statements involve numerous risks and uncertainties, many of which are difficult to predict and generally beyond our control. They depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in our industry and markets, either nationally or in Manhattan or the greater New York metropolitan area; resolution of the litigations and arbitration involving our company; reduced demand for office or retail space; general volatility of the capital and credit markets and the market price of our Class A common stock and listed operating partnership units; changes in our business strategy; defaults on, early terminations of, or non-renewal of, leases by tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; litigation; fluctuations in interest rates; increased operating costs; declining real estate valuations and impairment charges; availability, terms and deployment of capital; our failure to obtain necessary outside financing; our expected leverage; decreased rental rates or increased vacancy rates; breach of or the expiration of our ground lease; our failure to generate sufficient cash flows to service our outstanding indebtedness; our failure to redevelop, renovate and reposition properties successfully or on the anticipated timeline or at the anticipated costs; difficulties in identifying properties to acquire and completing acquisitions; risks of real estate acquisitions, dispositions and development (including our Metro Tower development site), including construction delays and cost overruns; our failure to operate acquired properties and operations successfully; our ability to manage our growth effectively; changes in governmental regulations, tax laws and rates and similar matters; estimates relating to our ability to make distributions to our securityholders in the future; our failure to qualify as a REIT; a future terrorist event in the U.S.; environmental uncertainties and risks related to adverse weather conditions and natural disasters; lack or insufficient amounts of insurance; financial market fluctuations; availability of, and our ability to attract and retain, qualified personnel; conflicts of interest affecting our senior management team; competition; changes in real estate and zoning laws and increases in real property tax rates; and our ability to comply with the laws, rules and regulations applicable to companies and, in particular, public companies. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes after the date of this presentation, except as required by applicable law. For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016 and other risks described in documents we subsequently file from time to time with the Securities and Exchange Commission.

Fourth Quarter 2017

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous building.

BOARD OF DIRECTORS

Anthony E. Malkin	Chairman and Chief Executive Officer
William H. Berkman	Director, Chair of Finance Committee
Leslie D. Biddle	Director
Thomas J. DeRosa	Director
Steven J. Gilbert	Director, Lead Director
S. Michael Giliberto	Director, Chair of Audit Committee
James D. Robinson IV	Director, Chair of Compensation and Nominating/Corporate Governance Committees

EXECUTIVE MANAGEMENT

Anthony E. Malkin	Chairman and Chief Executive Officer
John B. Kessler	President and Chief Operating Officer
Thomas P. Durels	Executive Vice President and Director of Leasing and Operations
David A. Karp	Executive Vice President and Chief Financial Officer
Thomas N. Keltner, Jr.	Executive Vice President, General Counsel and Secretary

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	New York Stock Exchange
111 West 33rd Street, 12th Floor	Greg Faje	Trading Symbol: ESRT
New York, NY 10120	IR@empirestaterealtytrust.com
www.empirestaterealtytrust.com (212) 687-8700

RESEARCH COVERAGE

Bank of America Merrill Lynch	Jeffrey Spector	(646) 855-1363	jeff.spector@baml.com
	James Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
	Robert Simone	(212) 446-9459	robert.simone@evercoreisi.com
Goldman Sachs & Co. LLC	Andrew Rosivach	(212) 902-4736	rosivach@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@key.com
	Craig Mailman	(917) 368-2316	cmailman@key.com
Stifel	John Guinee	(443) 224-1307	jwguinee@stifel.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

Fourth Quarter 2017

Financial Highlights

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
Selected Items:	December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016
Revenue	$183,070		$187,320		$177,124		$164,954		$179,263
Net income	$32,260		$35,489		$31,359		$19,145		$33,008
Cash net operating income (1)	$99,671		$101,314		$97,270		$82,781		$96,338
Core funds from operations (“Core FFO”) (1)	$74,914		$77,503		$73,215		$61,293		$74,158
Core funds available for distribution (“Core FAD”) (1)	$57,467		$64,201		$61,546		$53,721		$60,472
Core FFO per share—diluted	$0.25		$0.26		$0.25		$0.21		$0.25
Diluted weighted average shares	297,898,000		297,871,000		298,398,000		297,962,000		297,046,000
Dividends declared and paid per share	$0.105		$0.105		$0.105		$0.105		$0.105
Portfolio Statistics:
Number of properties	20		20		20		20		20
Total rentable square footage	10,144,638		10,137,074		10,139,660		10,145,676		10,138,999
Percent occupied (2)	89.6%		89.8%		89.2%		88.8%		88.1%
Percent leased (3)	92.2%		91.7%		91.3%		89.5%		90.2%
Observatory Metrics:
Number of visitors	1,014,000		1,276,000		1,126,000		636,000		1,068,000
Change in visitors year over year	(5.1%)		(4.8%)		0.2%		(11.5%)		12.5%
Observatory revenues	$32,906		$39,306		$33,966		$20,940		$33,702
Change in revenues year over year	(2.4%)		3.1%		6.9%		(1.4%)		22.1%
Ratios:
Consolidated Debt to Total Market Capitalization (4)	21.5%		20.4%		20.2%		20.6%		21.1%
Consolidated Net Debt to Total Market Capitalization (4)	16.6%		15.7%		15.5%		14.8%		14.9%
Consolidated Debt and Perpetual Preferred Units to Total Market Capitalization (4)	21.9%		20.7%		20.6%		20.9%		21.4%
Consolidated Net Debt and Perpetual Preferred Units to Total Market Capitalization (4)	17.0%		16.1%		15.8%		15.2%		15.3%
Consolidated Debt to EBITDA (5)	4.8	x	4.5	x	4.5	x	4.7	x	4.8	x
Consolidated Net Debt to EBITDA (5)	3.5	x	3.3	x	3.3	x	3.2	x	3.1	x
Interest Coverage Ratio	5.8	x	5.6	x	5.5	x	4.9	x	5.8	x
Core FFO Payout Ratio (6)	42%		41%		43%		51%		42%
Core FAD Payout Ratio (7)	55%		49%		51%		58%		52%
Class A common stock price at quarter end	$20.53		$20.54		$20.77		$20.64		$20.19
Average closing price	$20.46		$20.48		$21.05		$20.66		$19.82
Dividends per share—annualized	$0.42		$0.42		$0.42		$0.42		$0.42
Dividend yield (8)	2.0%		2.0%		2.0%		2.0%		2.1%
Private Perpetual Preferred Units outstanding ($16.62 liquidation value)	1,560,360		1,560,360		1,560,360		1,560,360		1,560,360
Class A common stock	160,424,575		158,349,708		157,493,025		156,689,477		154,744,740
Class B common stock	1,052,469		1,077,740		1,080,475		1,095,114		1,095,737
Operating partnership units	138,932,443		140,989,373		141,844,339		142,583,324		143,252,598

Total common stock and operating partnership units outstanding (9)	300,409,487		300,416,821		300,417,839		300,367,915		299,093,075

Notes:
(1)	Represents non-GAAP financial measures. For a discussion on what these metrics represent and why the Company presents them, see page 22 and for a reconciliation of these metrics to net income, see pages 6 and 18.
(2)	Based on leases signed and commenced as of end of period.
(3)	Represents occupancy and includes signed leases not commenced.
(4)	Market capitalization represents the sum of (i) Company’s common stock per share price as of December 31, 2017 multiplied by the total outstanding number of shares of common stock and operating partnership units as of December 31, 2017; (ii) the number of perpetual preferred units at December 31, 2017 multiplied by $16.62 and (iii) our outstanding indebtedness or net indebtedness as of December 31, 2017.
(5)	Calculated based on trailing 12 months EBITDA.
(6)	Represents the amount of Core FFO paid out in distributions.
(7)	Represents the amount of Core FAD paid out in distributions.
(8)	Based on the closing price per share of Class A common stock on December 31, 2017.
(9)	As of December 31, 2017, the Company has had conversions from operating partnership units and Class B common shares to Class A common shares totaling 36 million shares or approximately $739 million at a closing share price of $20.53. This represents a 44% increase in the number of Class A shares since the IPO.

Fourth Quarter 2017

Property Summary - Net Operating Income (“NOI”) by Quarter

(unaudited and dollars in thousands)

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Total Portfolio
Revenue	$149,852	$147,669	$142,766	$143,663	$145,167
Operating expenses	(70,319)	(70,502)	(65,403)	(69,099)	(65,395)

Net operating income (“NOI”)	79,533	77,167	77,363	74,564	79,772
Straight-line rent	(5,963)	(6,861)	(7,722)	(5,998)	(8,652)
Above/below-market rent revenue amortization	(1,567)	(1,607)	(1,119)	(1,428)	(2,509)
Below-market ground lease amortization	1,958	1,957	1,958	1,958	1,958

Total cash NOI - excluding Observatory	73,961	70,656	70,480	69,096	70,569
Observatory cash NOI	25,710	30,658	26,790	13,685	25,769

Total cash NOI - including Observatory	$99,671	$101,314	$97,270	$82,781	$96,338

Manhattan Office Portfolio (1)
Revenue	$125,195	$124,195	$118,014	$116,746	$115,177
Operating expenses	(59,760)	(60,052)	(55,230)	(59,105)	(55,501)

NOI	65,435	64,143	62,784	57,641	59,676
Straight-line rent	(5,840)	(6,825)	(7,305)	(6,550)	(10,296)
Above/below-market rent revenue amortization	(1,567)	(1,607)	(1,119)	(1,428)	(2,509)
Below-market ground lease amortization	1,958	1,957	1,958	1,958	1,958

Cash NOI	$59,986	$57,668	$56,318	$51,621	$48,829

Greater New York Office Portfolio
Revenue	$19,710	$18,582	$19,721	$22,121	$25,347
Operating expenses	(8,800)	(8,565)	(8,425)	(8,300)	(8,165)

NOI	10,910	10,017	11,296	13,821	17,182
Straight-line rent	(272)	(190)	(460)	467	1,301
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Cash NOI	$10,638	$9,827	$10,836	$14,288	$18,483

Standalone Retail Portfolio
Revenue	$4,947	$4,892	$5,031	$4,796	$4,643
Operating expenses	(1,759)	(1,885)	(1,748)	(1,694)	(1,729)

NOI	3,188	3,007	3,283	3,102	2,914
Straight-line rent	149	154	43	85	343
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Cash NOI	$3,337	$3,161	$3,326	$3,187	$3,257

Note:

(1)	Includes 507,395 rentable square feet of retail space in the Company’s nine Manhattan office properties.

Fourth Quarter 2017

Net Operating Income (“NOI”) and Initial Free Rent Burn-Off

(unaudited and dollars in thousands)

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Reconciliation of Net Income to NOI and Cash NOI
Net income	$32,260	$35,489	$31,359	$19,145	$33,008
Add:
General and administrative expenses	13,749	12,899	12,579	11,088	13,455
Depreciation and amortization	40,842	38,490	40,532	40,846	39,829
Interest expense	16,364	16,890	17,477	17,742	17,837
Loss on early extinguishment of debt	—	2,157	—	—	—
Loss from derivative financial instruments	—	—	42	247	—
Income tax expense (benefit)	2,340	2,245	2,556	(468)	1,806
Less:
Third-party management and other fees	(312)	(345)	(392)	(351)	(394)

Net operating income	105,243	107,825	104,153	88,249	105,541
Straight-line rent	(5,963)	(6,861)	(7,722)	(5,998)	(8,652)
Above/below-market rent revenue amortization	(1,567)	(1,607)	(1,119)	(1,428)	(2,509)
Below-market ground lease amortization	1,958	1,957	1,958	1,958	1,958

Total cash NOI - including Observatory	99,671	101,314	97,270	82,781	96,338
Less: Observatory NOI	(25,710)	(30,658)	(26,790)	(13,685)	(25,769)

Total cash NOI - excluding Observatory	$73,961	$70,656	$70,480	$69,096	$70,569

Cash NOI by Portfolio
Manhattan Office Portfolio	$59,986	$57,668	$56,318	$51,621	$48,829
Greater New York Office Portfolio	10,638	9,827	10,836	14,288	18,483
Standalone Retail Portfolio	3,337	3,161	3,326	3,187	3,257

Total cash NOI - excluding Observatory	73,961	70,656	70,480	69,096	70,569
Observatory cash NOI	25,710	30,658	26,790	13,685	25,769

Total cash NOI - including Observatory	$99,671	$101,314	$97,270	$82,781	$96,338

Schedule of Initial Free Rent Burn-Off

As of December 31, 2017, the Company had approximately $43 million of annualized cash rents that have yet to contribute to Cash NOI:

	Annualized Initial Base	Cash Base Rent Contributing to the Following Years:
Total Portfolio	Cash Rent	2018	2019	2020	2021
Commenced leases in free rent period	$26,078	$12,902	$25,698	$26,029	$26,078
Signed leases not commenced	17,216	840	11,058	16,776	17,216

Total	$43,294	$13,742	$36,756	$42,805	$43,294

Signed leases not commenced
Tenant	Square Feet	12/31/17 Escalated Annual Rent	New Annual Rent	Expected Cash Base Rent Commencement Date	Incremental Annual Revenue
Hoguet Newman Regal & Kenney	12,732	$—	$850	Dec. 2018	$850
Renfro Corporation	29,952	—	1,800	Feb. 2019	1,800
Gerson Lehrman Group	13,021	—	720	Mar. 2019	720
BTS USA	11,552	—	790	Mar. 2019	790
UMG Recordings	26,152	—	1,700	Apr. 2019	1,700
ASCAP	85,389	640	5,170	May 2019	4,530
TJX Companies	18,965	460	1,900	July 2019	1,440
Fragoman, Del Rey, Bernsen & Loewy LLP	107,680	3,320	5,920	Mar. 2020	2,600
Other SLNC	46,942	—	2,786	Jan. 2018 - Jun. 2019	2,786

Total	352,385	$4,420	$21,636		$17,216

Fourth Quarter 2017

Property Summary—Leasing Activity by Quarter

(unaudited)

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Total Portfolio
Total leases executed	55	34	51	27	64
Weighted average lease term	8.1 years	12.2 years	9.3 years	10.6 years	7.3 years
Office
Total square footage executed	252,244	487,854	300,269	157,973	199,165
Average rent psf—leases executed	$56.14	$52.52	$55.22	$50.81	$47.56
Previously escalated rents psf	$44.85	$41.12	$40.61	$47.48	$41.57
Percentage of new rent over previously escalated rents	25.2%	27.7%	36.0%	7.0%	14.4%
Retail
Total square footage executed	22,744	—	29,597	43,019	11,615
Average rent psf—leases executed	$115.33	$—	$40.66	$99.96	$331.30
Previously escalated rents psf	$86.38	$—	$48.13	$24.60	$229.54
Percentage of new rent over previously escalated rents	33.5%	—	(15.5%)	306.3%	44.3%
Total Portfolio
Total square footage executed	274,988	487,854	329,866	200,992	210,780
Average rent psf—leases executed	$61.42	$52.52	$54.39	$61.33	$63.34
Previously escalated rents psf	$48.45	$41.12	$41.52	$42.58	$52.02
Percentage of new rent over previously escalated rents	26.8%	27.7%	31.0%	44.0%	21.8%
Leasing commission costs per square foot	$18.06	$22.15	$17.74	$28.01	$13.89
Tenant improvement costs per square foot	65.95	72.92	68.24	48.84	50.35

Total LC and TI per square foot (2)	$84.01	$95.07	$85.98	$76.85	$64.24

Occupancy	89.6%	89.8%	89.2%	88.8%	88.1%
Manhattan Office Portfolio (1)
Total leases executed	41	27	43	24	54
Office
Total square footage executed	213,906	315,144	251,041	85,160	120,020
Average rent psf—leases executed	$59.77	$58.46	$59.76	$59.45	$56.76
Previously escalated rents psf	$46.17	$41.42	$42.61	$49.04	$46.69
Percentage of new rent over previously escalated rents	29.4%	41.1%	40.3%	21.2%	21.6%
Retail
Total square footage executed	20,366	—	2,454	43,019	5,479
Average rent psf—leases executed	$99.98	$—	$111.42	$99.96	$310.81
Previously escalated rents psf	$70.61	$—	$128.87	$24.60	$137.00
Percentage of new rent over previously escalated rents	41.6%	—	(13.5%)	306.3%	126.9%
Total Manhattan Office Portfolio
Total square footage executed	234,272	315,144	253,495	128,179	125,499
Average rent psf—leases executed	$63.27	$58.46	$60.26	$73.04	$67.85
Previously escalated rents psf	$48.30	$41.42	$43.45	$40.84	$50.63
Percentage of new rent over previously escalated rents	31.0%	41.1%	38.7%	78.9%	34.0%
Leasing commission costs per square foot	$19.02	$26.21	$21.97	$36.49	$15.25
Tenant improvement costs per square foot	69.16	80.69	79.19	45.02	45.30

Total LC and TI per square foot (2)	$88.18	$106.90	$101.16	$81.51	$60.55

Occupancy	89.0%	89.2%	88.7%	88.1%	86.7%

Fourth Quarter 2017

Property Summary - Leasing Activity by Quarter - (Continued)

(unaudited)

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Greater New York Office Portfolio
Total leases executed	11	7	6	3	8
Total square footage executed	38,338	172,710	49,228	72,813	79,145
Average rent psf—leases executed	$35.89	$41.68	$32.02	$40.71	$33.61
Previously escalated rents psf	$37.45	$40.57	$30.41	$45.66	$33.79
Percentage of new rent over previously escalated rents	(4.2%)	2.7%	5.3%	(10.8%)	(0.6%)
Leasing commission costs per square foot	$10.35	$14.74	$5.71	$13.08	$11.76
Tenant improvement costs per square foot	50.40	58.76	49.50	55.57	62.25

Total LC and TI per square foot (2)	$60.75	$73.50	$55.21	$68.65	$74.01

Occupancy	91.2%	91.3%	90.5%	90.7%	93.0%
Standalone Retail Portfolio
Total leases executed	3	—	2	—	2
Total square footage executed	2,378	—	27,143	—	6,136
Average rent psf—leases executed	$246.78	$—	$34.26	$—	$349.60
Previously escalated rents psf	$221.47	$—	$40.83	$—	$312.18
Percentage of new rent over previously escalated rents	11.4%	—	(16.1%)	—	12.0%
Leasing commission costs per square foot	$48.45	$—	$—	$—	$13.56
Tenant improvement costs per square foot	—	—	—	—	—

Total LC and TI per square foot (2)	$48.45	$—	$—	$—	$13.56

Occupancy	99.4%	99.4%	99.4%	99.4%	99.4%

Notes:
(1)	Includes 507,395 rentable square feet of retail space in the Company’s nine Manhattan office properties.
(2)	Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

Fourth Quarter 2017

Property Detail

(unaudited)

Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)	Annualized Rent (3)	Annualized Rent per Occupied Square Foot (4)	Number of Leases (5)
Manhattan Office Properties—Office
The Empire State Building (6)	Penn Station -Times Sq. South	2,711,465	94.1%	$140,996,124	$55.27	188
One Grand Central Place	Grand Central	1,246,187	89.2%	62,246,491	56.01	228
1400 Broadway (8)	Penn Station -Times Sq. South	908,332	86.9%	37,169,648	47.07	43
111 West 33rd Street (9)	Penn Station -Times Sq. South	638,297	69.3%	24,658,939	55.76	17
250 West 57th Street	Columbus Circle - West Side	478,243	70.3%	18,891,142	56.15	80
501 Seventh Avenue	Penn Station -Times Sq. South	460,081	95.5%	19,196,258	43.71	29
1359 Broadway	Penn Station -Times Sq. South	455,627	97.0%	22,564,538	51.08	37
1350 Broadway (10)	Penn Station -Times Sq. South	372,672	88.0%	18,122,833	55.24	63
1333 Broadway	Penn Station -Times Sq. South	292,629	100.0%	14,535,547	49.67	11

Manhattan Office Properties—Office		7,563,533	89.0%	358,381,520	53.23	696
Manhattan Office Properties—Retail
The Empire State Building (7)	Penn Station -Times Sq. South	104,163	81.7%	13,871,594	163.07	15
One Grand Central Place	Grand Central	69,029	79.1%	6,153,613	112.71	14
1400 Broadway (8)	Penn Station -Times Sq. South	21,073	72.8%	1,982,677	129.27	7
112 West 34th Street (9)	Penn Station -Times Sq. South	90,132	100.0%	22,405,461	248.58	4
250 West 57th Street	Columbus Circle -West Side	61,422	79.7%	8,039,729	164.20	8
501 Seventh Avenue	Penn Station -Times Sq. South	35,558	88.3%	1,973,082	62.83	9
1359 Broadway	Penn Station -Times Sq. South	27,243	100.0%	2,186,054	80.24	6
1350 Broadway (10)	Penn Station -Times Sq. South	31,774	100.0%	6,764,180	212.88	6
1333 Broadway	Penn Station -Times Sq. South	67,001	100.0%	8,682,963	129.59	4

Manhattan Office Properties—Retail		507,395	89.0%	72,059,353	159.59	73

Sub-Total/Weighted Average Manhattan Office Properties—Office and Retail		8,070,928	89.0%	430,440,873	59.92	769

Greater New York Metropolitan Area Office Properties
First Stamford Place (11)	Stamford, CT	793,142	92.7%	31,303,108	42.56	55
Metro Center	Stamford, CT	285,258	88.4%	14,316,027	56.75	28
383 Main Avenue	Norwalk, CT	262,639	89.4%	7,613,636	32.41	21
500 Mamaroneck Avenue	Harrison, NY	294,570	88.1%	7,382,500	28.46	34
10 Bank Street	White Plains, NY	232,361	95.6%	7,933,195	35.71	36

Sub-Total/Weighted Average Greater New York Metropolitan Area Office Properties		1,867,970	91.2%	68,548,466	40.22	174

Standalone Retail Properties
10 Union Square	Union Square	58,007	98.0%	6,380,729	112.29	12
1542 Third Avenue	Upper East Side	56,250	100.0%	3,802,424	67.60	4
1010 Third Avenue	Upper East Side	44,662	100.0%	3,738,322	83.70	2
77 West 55th Street	Midtown	25,388	100.0%	2,637,533	103.89	3
69-97 Main Street	Westport, CT	17,103	100.0%	2,330,849	136.28	5
103-107 Main Street	Westport, CT	4,330	100.0%	715,852	165.32	1

Sub-Total/Weighted Average Standalone Retail Properties		205,740	99.4%	19,605,709	95.84	27

Portfolio Total		10,144,638	89.6%	$518,595,048	$57.03	970

Total/Weighted Average Office Properties		9,431,503	89.5%	$426,929,986	$50.60	870
Total/Weighted Average Retail Properties		713,135	92.0%	91,665,062	139.72	100

Portfolio Total		10,144,638	89.6%	$518,595,048	$57.03	970

Notes:
(1)	Excludes (i) 154,797 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(2)	Based on leases signed and commenced as of December 31, 2017.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of December 31, 2017 divided by occupied square feet.
(5)	Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.
(6)	Includes 70,426 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Includes 5,300 rentable square feet of space leased by WDFG North America, a licensee of the Company’s observatory.
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 46 years (expiring December 31, 2063).
(9)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 60 years (expiring May 31, 2077).
(10)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 33 years (expiring July 31, 2050).
(11)	First Stamford Place consists of three buildings.

Fourth Quarter 2017

Tenant Lease Expirations

(unaudited)

Total Lease Expirations	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	791,669	7.8%	$—	0.0%	$—
Signed leases not commenced	18	260,054	2.6%	—	0.0%	—
1Q 2018	90	419,086	4.1%	22,109,707	4.3%	52.76
2Q 2018	40	180,831	1.8%	10,322,032	2.0%	57.08
3Q 2018	41	166,224	1.6%	9,145,444	1.8%	55.02
4Q 2018	44	163,992	1.6%	7,072,884	1.4%	43.13

Total 2018	215	930,133	9.1%	48,650,067	9.4%	52.30
2019	136	715,545	7.1%	36,362,687	7.0%	50.82
2020	140	858,570	8.5%	46,895,729	9.0%	54.62
2021	93	680,449	6.7%	37,645,342	7.3%	55.32
2022	90	624,204	6.2%	37,277,999	7.2%	59.72
2023	57	568,622	5.6%	33,042,517	6.4%	58.11
2024	50	541,985	5.3%	30,754,134	5.9%	56.74
2025	48	352,233	3.5%	26,055,854	5.0%	73.97
2026	39	950,836	9.4%	51,223,509	9.9%	53.87
2027	38	534,905	5.3%	30,429,670	5.9%	56.89
Thereafter	64	2,335,433	22.9%	140,257,540	27.0%	60.06

Total	988	10,144,638	100.0%	$518,595,048	100.0%	$57.03

Notes:
(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)	Excludes (i) 154,797 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

Fourth Quarter 2017

Tenant Lease Expirations

(unaudited)

	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Manhattan Office Properties (1)
Available	—	595,051	7.9%	$—	0.0%	$—
Signed leases not commenced	13	235,900	3.1%	—	0.0%	—
1Q 2018	72	344,883	4.6%	18,016,945	5.0%	52.24
2Q 2018	30	129,189	1.7%	7,482,955	2.1%	57.92
3Q 2018	35	117,456	1.6%	6,644,943	1.9%	56.57
4Q 2018	32	122,309	1.6%	6,221,616	1.7%	50.87

Total 2018	169	713,837	9.5%	38,366,459	10.7%	53.75
2019	107	468,407	6.2%	24,005,483	6.7%	51.25
2020	107	626,176	8.3%	34,393,770	9.6%	54.93
2021	56	442,320	5.8%	23,481,522	6.6%	53.09
2022	66	340,773	4.5%	19,608,532	5.5%	57.54
2023	41	417,611	5.5%	22,454,697	6.3%	53.77
2024	32	330,906	4.4%	16,923,168	4.7%	51.14
2025	28	203,223	2.7%	11,571,385	3.2%	56.94
2026	28	831,298	11.0%	45,293,409	12.6%	54.49
2027	24	382,903	5.1%	20,990,524	5.9%	54.82
Thereafter	38	1,975,128	26.0%	101,292,571	28.2%	51.28

Total Manhattan office properties	709	7,563,533	100.0%	358,381,520	100.0%	53.23

Greater New York Metropolitan Area Office Properties
Available	—	153,202	8.2%	$—	0.0%	$—
Signed leases not commenced	2	10,512	0.6%	—	0.0%	—
1Q 2018	14	54,661	2.9%	2,065,768	3.0%	37.79
2Q 2018	8	47,520	2.5%	2,268,873	3.3%	47.75
3Q 2018	5	46,763	2.5%	2,229,710	3.3%	47.68
4Q 2018	11	41,439	2.2%	825,160	1.2%	19.91

Total 2018	38	190,383	10.1%	7,389,511	10.8%	38.81
2019	22	216,182	11.6%	8,057,664	11.8%	37.27
2020	24	203,761	10.9%	8,954,726	13.1%	43.97
2021	30	208,484	11.2%	9,214,763	13.4%	44.20
2022	15	223,135	11.9%	8,706,111	12.7%	39.02
2023	8	101,178	5.4%	4,743,694	6.9%	46.88
2024	6	182,660	9.8%	8,109,683	11.8%	44.40
2025	12	111,685	6.0%	3,752,189	5.5%	33.60
2026	3	49,187	2.6%	1,483,338	2.2%	30.16
2027	6	64,229	3.4%	2,300,672	3.4%	35.82
Thereafter	10	153,372	8.3%	5,836,115	8.4%	38.05

Total greater New York metropolitan area office properties	176	1,867,970	100.0%	68,548,466	100.0%	40.22

Retail Properties
Available	—	43,416	6.1%	$—	0.0%	$—
Signed leases not commenced	3	13,642	1.9%	—	0.0%	—
1Q 2018	4	19,542	2.7%	2,026,994	2.2%	103.73
2Q 2018	2	4,122	0.6%	570,204	0.6%	138.33
3Q 2018	1	2,005	0.3%	270,791	0.3%	135.06
4Q 2018	1	244	0.0%	26,108	0.0%	107.00

Total 2018	8	25,913	3.6%	2,894,097	3.1%	111.69
2019	7	30,956	4.3%	4,299,540	4.7%	138.89
2020	9	28,633	4.0%	3,547,233	3.9%	123.89
2021	7	29,645	4.2%	4,949,057	5.4%	166.94
2022	9	60,296	8.5%	8,963,356	9.8%	148.66
2023	8	49,833	7.0%	5,844,126	6.4%	117.27
2024	12	28,419	4.0%	5,721,283	6.2%	201.32
2025	8	37,325	5.2%	10,732,280	11.7%	287.54
2026	8	70,351	9.9%	4,446,762	4.9%	63.21
2027	8	87,773	12.3%	7,138,474	7.8%	81.33
Thereafter	16	206,933	29.0%	33,128,854	36.1%	160.09

Total retail properties	103	713,135	100.0%	91,665,062	100.0%	139.72

Total portfolio lease expirations	988	10,144,638	100.0%	$518,595,048	100.0%	$57.03

Notes:
(1)	Excludes (i) retail space in the Company’s Manhattan office properties and (ii) the Empire State Building broadcasting licenses and observatory operations.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes (i) 154,797 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

Fourth Quarter 2017

Tenant Lease Expirations

(unaudited)

	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4) (5)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Empire State Building Office (1)
Available	—	142,984	5.3%	$—	0.0%	$—
Signed leases not commenced	2	17,252	0.6%	—	0.0%	—
1Q 2018	16	45,645	1.7%	2,644,728	1.9%	57.94
2Q 2018	4	12,020	0.4%	776,129	0.6%	64.57
3Q 2018	4	32,842	1.2%	1,980,818	1.4%	60.31
4Q 2018	5	15,719	0.6%	965,933	0.7%	61.45

Total 2018	29	106,226	3.9%	6,367,608	4.6%	59.94
2019	18	65,866	2.4%	3,604,392	2.6%	54.72
2020	37	300,273	11.1%	17,579,126	12.5%	58.54
2021	17	117,943	4.3%	6,559,723	4.7%	55.62
2022	23	101,883	3.8%	6,297,008	4.5%	61.81
2023	12	72,766	2.7%	4,550,859	3.2%	62.54
2024	11	79,959	2.9%	4,885,156	3.5%	61.10
2025	6	57,433	2.1%	3,117,717	2.2%	54.28
2026	11	502,152	18.5%	28,149,072	20.0%	56.06
2027	4	16,613	0.6%	1,134,079	0.8%	68.26
Thereafter	20	1,130,115	41.8%	58,751,384	41.4%	51.99

Total Empire State Building office	190	2,711,465	100.0%	$140,996,124	100.0%	$55.27

			Annualized Base Rent (6)	Annualized Expense Reimbursements	Annualized Rent (4) (7)	Percent of Annualized Rent
Empire State Building Broadcasting Licenses and Leases
1Q 2018			$18,450	$17,930	$36,380	0.2%
2Q 2018			917,909	393,744	1,311,653	6.8%
3Q 2018			1,424,351	798,634	2,222,985	11.5%
4Q 2018			950,515	645,932	1,596,447	8.2%

Total 2018			3,311,225	1,856,240	5,167,465	26.7%
2019			212,240	48,119	260,359	1.3%
2020			1,470,154	365,505	1,835,659	9.5%
2021			55,685	109,560	165,245	0.9%
2022			1,088,769	283,605	1,372,374	7.1%
2023			82,480	24,060	106,540	0.5%
2024			45,894	66,959	112,853	0.6%
2025			1,638,975	262,762	1,901,737	9.8%
2026			768,750	153,634	922,384	4.8%
2027			750,000	106,814	856,814	4.4%
Thereafter			5,849,963	845,781	6,695,744	34.4%

Total Empire State Building broadcasting licenses and leases			$15,274,135	$4,123,039	$19,397,174	100.0%

Notes:
(1)	Excludes retail space, broadcasting licenses and observatory operations
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes 25,937 rentable square feet of space attributable to building management use.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)	Includes approximately $8.4 million of annualized rent related to physical space occupied by broadcasting tenants for their broadcasting operations. Does not include license fees charged to broadcasting tenants.
(6)	Represents license fees for the use of the Empire State Building mast and base rent for physical space occupied by broadcasting tenants.
(7)	Excludes Fox Television whose lease expired during 2017 and was billed holdover rent as of December 31, 2017.

Fourth Quarter 2017

20 Largest Tenants and Portfolio Tenant Diversification by Industry

(unaudited)

	Property	Lease Expiration (1)	Weighted Average Remaining Lease Term(2)	Total Occupied Square Feet (3)	Percent of Portfolio Rentable Square Feet (4)	Annualized Rent (5)	Percent of Portfolio Annualized Rent (6)
20 Largest Tenants
1. Global Brands Group	ESB, 1333 B’Way, 111 West 33rd	Dec 2017 - Oct. 2028	9.8 years	692,098	6.8%	$32,575,558	6.3%
2. Coty	ESB	Jan. 2030	12.1 years	312,700	3.1%	15,941,278	3.1%
3. LinkedIn	ESB	Feb. 2026	8.2 years	282,782	2.8%	15,031,208	2.9%
4. PVH Corp.	501 Seventh Avenue	Dec 2017 - Oct. 2028	10.3 years	238,392	2.4%	10,510,640	2.0%
5. Sephora	112 West 34th Street	Jan. 2029	11.1 years	11,334	0.1%	10,445,512	2.0%
6. Li & Fung	1359 Broadway	Oct. 2021-Oct. 2027	6.3 years	149,436	1.5%	7,262,106	1.4%
7. Federal Deposit Insurance Corp.	ESB	Jan. 2020	2.1 years	121,879	1.2%	7,013,460	1.4%
8. Urban Outfitters	1333 Broadway	Sept. 2029	11.8 years	56,730	0.6%	6,831,008	1.3%
9. Macy’s	111 West 33rd Street	May 2030	12.4 years	131,117	1.3%	6,637,266	1.3%
10. Duane Reade	ESB, 1350 B’Way, 250 West 57th	Feb. 2021-Sept. 2027	6.9 years	47,541	0.5%	6,281,730	1.2%
11. Legg Mason	First Stamford Place	Sept. 2024	6.8 years	137,583	1.4%	6,228,319	1.2%
12. Footlocker	112 West 34th Street	Sept. 2031	13.8 years	34,192	0.3%	6,224,766	1.2%
13. On Deck Capital	1400 Broadway	Dec. 2026	9.0 years	107,800	1.1%	5,821,720	1.1%
14. Shutterstock	ESB	Apr. 2029	11.3 years	104,386	1.0%	5,589,650	1.1%
15. WDFG North America	ESB	Dec. 2025	7.9 years	5,300	0.1%	5,516,399	1.1%
16. Thomson Reuters	Metro Center	Apr. 2018-Apr. 2020	1.8 years	91,921	0.9%	4,851,483	0.9%
17. Kohl’s	1400 Broadway	May 2029	11.4 years	113,032	1.1%	4,834,319	0.9%
18. The Gap, Inc.	111 West 33rd Street	Jan. 2030	12.1 years	80,903	0.8%	4,611,471	0.9%
19. HNTB Corporation	ESB	Feb. 2026	8.2 years	78,361	0.8%	4,592,963	0.9%
20. The Michael J. Fox Foundation	111 West 33rd Street	Nov. 2029	11.9 years	75,959	0.7%	4,557,539	0.9%

Total				2,873,446	28.5%	$171,358,395	33.1%

Notes:
(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of December 31, 2017.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

Fourth Quarter 2017

Capital Expenditures and Redevelopment Program and Leasing Opportunity

(unaudited)

	Three Months Ended
Capital expenditures	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Tenant improvements - first generation	$17,680	$16,219	$20,557	$25,254	$28,575
Tenant improvements - second generation	6,966	6,058	4,764	2,464	3,122
Leasing commissions - first generation	6,207	7,416	7,683	2,538	3,077
Leasing commissions - second generation	2,996	817	192	1,071	467
Building improvements - first generation	19,591	15,759	26,680	19,935	21,800
Building improvements - second generation	3,566	2,105	2,337	30	1,754
Observatory capital project	16,360	13,411	6,850	—	—

Total	$73,366	$61,785	$69,063	$51,292	$58,795

Tenant space redevelopment by square feet (1) (2)

•	Future redevelopment (Empire State Building) - 240,000 square feet

•	Future redevelopment (other Manhattan properties) - 720,000 square feet

•	Redevelopment completed - 7,010,000 square feet

Inventory of vacant space (2)

•	Developed - 550,000 square feet, 90% (3)

•	Undeveloped - 60,000 square feet, 10%

Inventory of undeveloped space (2)

•	Vacant - 60,000 square feet, 6%

•	Expires in 2018 - 290,000 square feet, 30%

•	Expires in 2019 and thereafter - 610,000 square feet, 64%

Leasing Opportunity - Inventory of Current Vacant Space and Expected Space to be Vacated by year-end 2018

Square Feet
Total portfolio vacant space	1,052,000
Less signed leases not commenced (“SLNC”)	(260,000)

Total portfolio net vacant space	792,000
Less retail vacant space	(44,000)
Less GNYMA vacant space	(153,000)

Manhattan office vacant space, excluding SLNC	595,000
Less current redeveloped Manhattan office space	(425,000)
Less space held off market for consolidation/redevelopment	(90,000)

Space being planned for redevelopment, storage and other	80,000

Total portfolio expected space to be vacated by year-end 2018 at fully escalated rent of $49.34 PSF	700,000

Notes:
(1)	These estimates are based on the Company’s current budgets and are subject to change.
(2)	Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt. Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.
(3)	Includes 425,000 square feet of redeveloped Manhattan office space, 38,000 square feet of redeveloped retail space and the balance reflects space held off-market.

Fourth Quarter 2017

Observatory Summary

(unaudited and in thousands)

		Three Months Ended
	Twelve Months to Date	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Observatory NOI
Observatory revenue	$127,118	$32,906	$39,306	$33,966	$20,940	$33,702
Observatory expenses	30,275	7,196	8,648	7,176	7,255	7,933

NOI	96,843	25,710	30,658	26,790	13,685	25,769
Intercompany rent expense (1)	77,646	20,292	23,301	20,675	13,378	20,469

NOI after intercompany rent	$19,197	$5,418	$7,357	$6,115	$307	$5,300

Observatory Metrics
Number of visitors		1,014,000	1,276,000	1,126,000	636,000	1,068,000
Change in visitors year over year		(5.1%)	(4.8%)	0.2%	(11.5%)	12.5%
Number of bad weather days (“BWD”) (2)		10	14	15	22	14
Estimated effect of BWD’s on number of visitors (3)		(2,000)	(38,000)	(65,000)	n/a	n/a

Notes:
(1)	The observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. Intercompany rent is eliminated upon consolidation.
(2)	The Company defines a bad weather day as one in which the top of the Empire State Building is obscured from view for more than 50% of the day.
(3)	This metric commenced in the second quarter 2017. Represents an estimated reduction in the number of visitors due to bad weather days.

Annual Observatory Revenues 2013 to 2017

Fourth Quarter 2017

Condensed Consolidated Balance Sheets

(unaudited and dollars in thousands)

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Assets
Commercial real estate properties, at cost:
Land	$201,196	$201,196	$201,196	$201,196	$201,196
Development costs	7,986	7,978	7,978	7,977	7,951
Building and improvements	2,458,473	2,398,964	2,347,435	2,292,363	2,249,482

	2,667,655	2,608,138	2,556,609	2,501,536	2,458,629
Less: accumulated depreciation	(656,900)	(631,916)	(605,481)	(581,703)	(556,546)

Commercial real estate properties, net	2,010,755	1,976,222	1,951,128	1,919,833	1,902,083
Cash and cash equivalents	464,344	432,105	440,958	532,442	554,371
Restricted cash	65,853	64,020	68,011	62,464	61,514
Tenant and other receivables, net	28,329	34,661	23,995	20,580	22,542
Deferred rent receivables, net	178,629	172,665	165,470	158,005	152,074
Prepaid expenses and other assets	61,028	39,463	54,624	36,815	53,749
Deferred costs, net	262,701	268,132	263,392	270,456	277,081
Acquired below-market ground leases, net	368,229	370,187	372,144	374,102	376,060
Goodwill	491,479	491,479	491,479	491,479	491,479

Total assets	$3,931,347	$3,848,934	$3,831,201	$3,866,176	$3,890,953

Liabilities and Equity
Mortgage notes payable, net	$717,164	$720,830	$724,312	$754,548	$759,016
Senior unsecured notes, net	707,895	592,914	592,073	591,232	590,388
Unsecured term loan facility, net	263,662	263,546	263,114	263,019	262,927
Unsecured revolving credit facility	—	—	—	—	—
Accounts payable and accrued expenses	110,849	142,690	136,617	125,910	134,064
Acquired below-market leases, net	66,047	70,013	74,083	78,246	82,300
Deferred revenue and other liabilities	40,907	41,320	27,380	31,097	32,212
Tenants’ security deposits	47,086	47,395	49,669	47,198	47,183

Total liabilities	1,953,610	1,878,708	1,867,248	1,891,250	1,908,090
Total equity	1,977,737	1,970,226	1,963,953	1,974,926	1,982,863

Total liabilities and equity	$3,931,347	$3,848,934	$3,831,201	$3,866,176	$3,890,953

Fourth Quarter 2017

Condensed Consolidated Statements of Income

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Revenues
Rental revenue	$123,596	$122,391	$120,844	$117,113	$117,498
Tenant expense reimbursement	19,790	20,346	17,569	15,974	17,109
Observatory revenue	32,906	39,306	33,966	20,940	33,702
Third party management and other fees	312	345	392	351	394
Other revenue and fees	6,466	4,932	4,353	10,576	10,560

Total revenues	183,070	187,320	177,124	164,954	179,263
Operating expenses
Property operating expenses	41,522	41,270	38,529	42,210	38,775
Ground rent expenses	2,332	2,331	2,332	2,331	2,332
General and administrative expenses	13,749	12,899	12,579	11,088	13,455
Observatory expenses	7,196	8,648	7,176	7,255	7,933
Real estate taxes	26,465	26,901	24,542	24,558	24,288
Depreciation and amortization	40,842	38,490	40,532	40,846	39,829

Total operating expenses	132,106	130,539	125,690	128,288	126,612

Total operating income	50,964	56,781	51,434	36,666	52,651
Other income (expense)
Interest expense	(16,364)	(16,890)	(17,477)	(17,742)	(17,837)
Loss on early extinguishment of debt	—	(2,157)	—	—	—
Loss from derivative financial instruments	—	—	(42)	(247)	—

Income before income taxes	34,600	37,734	33,915	18,677	34,814
Income tax (expense) benefit	(2,340)	(2,245)	(2,556)	468	(1,806)

Net income	32,260	35,489	31,359	19,145	33,008
Perpetual preferred unit distributions	(234)	(234)	(234)	(234)	(234)
Net income attributable to non-controlling interests	(14,754)	(16,449)	(14,541)	(8,926)	(15,808)

Net income attributable to common stockholders	$17,272	$18,806	$16,584	$9,985	$16,966

Weighted average common shares outstanding
Basic	159,989	158,102	157,921	156,493	153,273

Diluted	297,898	297,871	298,398	297,962	297,046

Net income per share attributable to common stockholders
Basic and diluted	$0.11	$0.12	$0.10	$0.06	$0.11

Dividends per share	$0.105	$0.105	$0.105	$0.105	$0.105

Fourth Quarter 2017

Funds from Operations (“FFO”), Modified Funds From Operations (“Modified FFO”), Core Funds from

Operations (“Core FFO”), Core Funds Available for Distribution (“Core FAD”) and EBITDA

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Reconciliation of Net Income to FFO, Modified FFO and Core FFO
Net Income	$32,260	$35,489	$31,359	$19,145	$33,008
Preferred unit distributions	(234)	(234)	(234)	(234)	(234)
Real estate depreciation and amortization	40,484	38,134	40,132	40,424	39,426

FFO attributable to common stockholders and non-controlled interests	72,510	73,389	71,257	59,335	72,200
Amortization of below-market ground lease	1,958	1,957	1,958	1,958	1,958

Modified FFO attributable to common stockholders and non-controlled interests	74,468	75,346	73,215	61,293	74,158
Deferred tax asset write-off	446	—	—	—	—
Loss on early extinguishment of debt	—	2,157	—	—	—

Core FFO attributable to common stockholders and non-controlled interests	$74,914	$77,503	$73,215	$61,293	$74,158

Total weighted average shares and Operating Partnership Units
Basic	296,654	296,389	296,388	296,388	296,084

Diluted	297,898	297,871	298,398	297,962	297,046

FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.24	$0.25	$0.24	$0.20	$0.24

Diluted	$0.24	$0.25	$0.24	$0.20	$0.24

Modified FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.25	$0.25	$0.25	$0.21	$0.25

Diluted	$0.25	$0.25	$0.25	$0.21	$0.25

Core FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.25	$0.26	$0.25	$0.21	$0.25

Diluted	$0.25	$0.26	$0.25	$0.21	$0.25

Reconciliation of Core FFO to Core FAD
Core FFO	$74,914	$77,503	$73,215	$61,293	$74,158
Add:
Amortization of deferred financing costs	1,036	1,017	1,331	1,294	1,293
Non-real estate depreciation and amortization	358	356	400	422	403
Amortization of non-cash compensation expense	3,292	3,841	3,813	3,154	2,476
Amortization of debt discount	667	668	668	668	668
Deduct:
Straight-line rental revenues	(5,963)	(6,861)	(7,722)	(5,998)	(8,652)
Amortization of debt premiums	(1,737)	(1,736)	(1,737)	(1,737)	(1,737)
Above/below-market rent revenue amortization	(1,567)	(1,607)	(1,119)	(1,428)	(2,509)
Corporate capital expenditures	(5)	—	(10)	(382)	(285)
Tenant improvements—second generation	(6,966)	(6,058)	(4,764)	(2,464)	(3,122)
Building improvements—second generation	(3,566)	(2,105)	(2,337)	(30)	(1,754)
Leasing commissions—second generation	(2,996)	(817)	(192)	(1,071)	(467)

Core FAD	$57,467	$64,201	$61,546	$53,721	$60,472

Reconciliation of Net Income to EBITDA
Net income	$32,260	$35,489	$31,359	$19,145	$33,008
Interest expense	16,364	16,890	17,477	17,742	17,837
Income tax expense (benefit)	2,340	2,245	2,556	(468)	1,806
Depreciation and amortization	40,842	38,490	40,532	40,846	39,829

EBITDA	$91,806	$93,114	$91,924	$77,265	$92,480

Fourth Quarter 2017

Debt Summary

(unaudited and dollars in thousands)

	December 31, 2017			September 30, 2017
		Weighted Average			Weighted Average
Debt Summary	Balance	Interest Rate	Maturity (Years)	Balance	Interest Rate	Maturity (Years)
Fixed rate mortgage debt	$721,224	4.78%	6.1	$723,221	4.78%	6.4
Senior unsecured notes	715,000	3.57%	6.9	600,000	3.47%	6.6
Unsecured term loan facility (1)	265,000	3.35%	4.7	265,000	3.35%	4.9

Total fixed rate debt	1,701,224	4.05%	6.2	1,588,221	4.05%	6.2
Unsecured revolving credit facility	—	—	3.7	—	—	3.9

Total variable rate debt	—	—	3.7	—	—	3.9

Total debt	1,701,224	4.05%	6.2	1,588,221	4.05%	6.2

Premium/discount	(3,370)			(2,301)
Deferred financing costs, net	(9,133)			(8,630)

Total	$1,688,721			$1,577,290

Note:
(1)	Beginning August 2017, LIBOR was fixed at 2.1485% under a variable to fixed interest rate swap agreement.
(2)	Capitalized interest for 2017 was $0.5 million.

Available Capacity	Facility	Outstanding at December 31, 2017	Letters of Credit	Available Capacity
Unsecured revolving credit facility (1)	$1,100,000	$—	$—	$1,100,000

Covenant Summary	Required	Current Quarter	In Compliance
Maximum Total Leverage(2)	< 60%	24.8%	Yes
Maximum Secured Debt	< 40%	10.5%	Yes
Minimum Fixed Charge Coverage	> 1.50x	4.8x	Yes
Minimum Unencumbered Interest Coverage	> 1.75x	7.9x	Yes
Maximum Unsecured Leverage	< 60%	21.0%	Yes
Minimum Tangible Net Worth	$1,249,392	$1,710,804	Yes

Notes:
(1)	The unsecured revolving credit and term loan facility has an accordion feature allowing for an increase in maximum aggregate principal balance to $1.75 billion under certain circumstances. This unsecured revolving credit facility matures in August 2021 with two additional six-month extension options.
(2)	Represents the ratio of total indebtedness to total asset value as defined and determined in accordance with the credit facility agreement.

Fourth Quarter 2017

Debt Detail

(unaudited and dollars in thousands)

	Stated Interest Rate (%)	Current Interest Rate (%)	Principal Balance	Maturity Date	Amortization
Fixed rate mortgage debt:
1333 Broadway (1)	6.32%	6.32%	$66,602	1/5/2018	30 years
1400 Broadway (first lien mortgage loan) (1)	6.12%	6.12%	66,632	2/5/2018	30 years
1400 Broadway (second lien mortgage loan) (1)	3.35%	3.35%	9,172	2/5/2018	30 years
111 West 33rd Street (first lien mortgage loan)	6.01%	6.01%	74,045	4/5/2018	30 years
111 West 33rd Street (second lien mortgage loan)	6.56%	6.56%	9,369	4/5/2018	30 years
1350 Broadway	5.87%	5.87%	37,144	4/5/2018	30 years
Metro Center	3.59%	3.59%	93,948	11/5/2024	30 years
10 Union Square	3.70%	3.70%	50,000	4/1/2026	Interest only
1542 Third Avenue	4.29%	4.29%	30,000	5/1/2027	Interest only
First Stamford Place (2)	4.28%	4.28%	180,000	7/1/2027	5 year interest only; 30 years thereafter
1010 Third Avenue and 77 West 55th Street	4.01%	4.01%	39,710	1/5/2028	30 years
10 Bank Street	4.23%	4.23%	34,602	6/1/2032	25 years
383 Main Avenue	4.44%	4.44%	30,000	6/30/2032	5 year interest only; 30 years thereafter

Total mortgage debt			721,224
Exchangeable senior unsecured notes	2.63%	2.63%	250,000	8/15/2019	Interest only
Unsecured revolving credit facility	LIBOR plus 1.10%	2.66%	—	8/29/2021	Interest only
Unsecured term loan facility (3)	LIBOR plus 1.20%	3.35%	265,000	8/29/2022	Interest only
Senior unsecured notes (Series A)	3.93%	3.93%	100,000	3/27/2025	Interest only
Senior unsecured notes (Series B)	4.09%	4.09%	125,000	3/27/2027	Interest only
Senior unsecured notes (Series C)	4.18%	4.18%	125,000	3/27/2030	Interest only
Senior unsecured notes (Series D)	4.08%	4.08%	115,000	1/22/2028	Interest only
Senior unsecured notes (Series E) (4)	4.26%	4.26%	—	3/22/2030	Interest only
Senior unsecured notes (Series F) (4)	4.44%	4.44%	—	3/22/2033	Interest only

Total / weighted average debt		4.05%	1,701,224

Premium/discounts			(3,370)
Deferred financing costs, net			(9,133)

Total			$1,688,721

Notes:
(1)	During January 2018, the Company refinanced and increased its mortgage debt on 1333 Broadway from $66.6 million to $160 million, due February 2033 with interest fixed at 4.21%. A portion of this increase was applied to release the $75.8 million mortgage lien on 1400 Broadway.
(2)	Represents a $164 million mortgage loan bearing interest of 4.09% and a $16 million loan bearing interest at 6.25%.
(3)	Beginning August 2017, LIBOR was fixed at 2.1485% under a variable to fixed interest rate swap agreement.
(4)	Senior unsecured notes Series E, totaling $160 million, and Series F, totaling $175 million, will be sold and purchased in March 2018.

Fourth Quarter 2017

Debt Maturities and Ground Lease Commitments

(unaudited and dollars in thousands)

Year	Amortization	Maturities (1)	Total	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt
2018	$4,417	$262,195	$266,612	15.7%	6.02%
2019	3,790	250,000	253,790	14.9%	2.63%
2020	3,938	—	3,938	0.2%	n/a
2021	4,090	—	4,090	0.2%	n/a
2022	5,455	265,000	270,455	15.9%	3.35%
Thereafter	37,890	864,449	902,339	53.1%	4.07%

Total debt	$59,580	$1,641,644	1,701,224	100.0%	4.05%

Premium/discount			(3,370)
Deferred financing costs, net			(9,133)

Total			$1,688,721

Note:
(1)	Assumes no extension options are exercised.

Debt Maturity Profile

Ground Lease Commitments

Year	1350 Broadway	1400 Broadway	111 West 33rd Street	Total
2018	108	675	735	1,518
2019	108	675	735	1,518
2020	108	675	735	1,518
2021	108	675	735	1,518
2022	108	675	735	1,518
Thereafter	2,223	11,475	39,996	53,694

	$2,763	$14,850	$43,671	$61,284

Fourth Quarter 2017

Supplemental Definitions

Funds From Operations (“FFO”)

We compute FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. We present FFO because we consider it an important supplemental measure of our operating performance and believe that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Modified Funds From Operations (“Modified FFO”)

Modified FFO adds back an adjustment for any above or below-market ground lease amortization to traditionally defined FFO. We consider this a useful supplemental measure in evaluating our operating performance due to the non-cash accounting treatment under GAAP, which stems from the third quarter 2014 acquisition of two option properties following our formation transactions as they carry significantly below market ground leases, the amortization of which is material to our overall results. We present Modified FFO because we consider it an important supplemental measure of our operating performance in that it adds back the non-cash amortization of below-market ground leases. There can be no assurance that Modified FFO presented by us is comparable to similarly titled measures of other REITs. Modified FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Modified FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to Modified FFO the following items: deferred tax asset write-off, loss on early extinguishment of debt, acquisition expenses, acquisition break-up fee and construction severance expenses. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes non-recurring items. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results.

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, we present Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expenses and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that we believe provides useful information regarding our ability to fund our dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs., including the ability to make cash distributions. There can be no assurance that Core FAD presented by us is comparable to similarly titled measures of other REITs.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure of performance. NOI is used by our management to evaluate and compare the performance of our properties and to determine trends in earnings and to compute the fair value of our properties as it is not affected by; (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses and break-up fee, or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by us regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in our office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing our operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. We believe that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating our properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of our properties but does not measure our performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP. Other companies may use different methods for calculating NOI or similarly titled measures and, accordingly, our NOI may not-be comparable to similarly titled measures reported by other companies that do not define the measure exactly as we do.

EBITDA

We compute EBITDA as net income plus interest expense, income taxes and depreciation. We present EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity.